Exhibit 1.1
OSMETECH PLC
Ordinary Shares
(in the form of Ordinary Shares or American Depositary Shares)

Underwriting Agreement
[•], 2008
Lazard Capital Markets LLC
c/o Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, NY 10020
Ladies and Gentlemen:
     Osmetech plc, a public limited company incorporated under the laws of England and Wales with registered number 2849544 (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Lazard Capital Markets LLC (the “Representative”) is acting as representative, an aggregate of [•] Ordinary Shares, nominal value 0.10 British pence per share (the “Ordinary Shares”), and an option to purchase up to [•] additional Ordinary Shares. The aggregate of [•] Ordinary Shares to be sold by the Company are herein called the “Firm Shares” and the aggregate of [•] additional Ordinary Shares to be sold by the Company are herein called the “Optional Shares”. The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares”. The respective numbers of Firm Shares to be purchased by each of the several Underwriters are set forth opposite their respective names in Schedule I hereto.
     The underwriters may elect to take delivery of the Shares issued pursuant to this Agreement in the form of Ordinary Shares or American Depositary Shares (“ADSs”) to be evidenced by American Depositary Receipts (“ADRs”).
     The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of [•], 2008, among the Company, The Bank of New York Mellon, as depositary (the “Depositary”), and holders from time to time of the ADRs issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive [• (number)] Ordinary Shares deposited pursuant to the Deposit Agreement.
     An application has been made for listing of the ADSs on The Nasdaq Global Market (“Nasdaq”). In addition, an application (the “Admission Application”) has been made for the admission of the Shares to trading on the AIM Market of the London Stock Exchange plc (“AIM”), in the form required by the AIM Rules for Companies (the “AIM Rules”). The Company has issued a circular dated as of [•], 2008 to the holders of the Ordinary Shares in connection with their approval of matters related to the transactions contemplated by this Agreement (the “Shareholder Circular”).
     1.
          (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:
               (i) A registration statement on Form F-1 (File No. 333-[•]) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all financial schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) subject to any changes that are not material, is hereinafter called the “Pricing Prospectus”; and the final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; and any “free writing prospectus” (as defined in Rule 405 under the Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the shares is hereinafter called an “Issuer Free Writing Prospectus”); for purposes of this Agreement, the Pricing Prospectus and all Issuer Free Writing Prospectuses shall be collectively referred to herein as the “Disclosure Package”; [the Company has made available a “bona fide electronic road show”, as defined in Rule 433 under the Act, in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in the Rule 433(h)) is required in connection with the offering of the Shares]; the Company has not, directly or indirectly, distributed and will not distribute any offering materials in connection with the offering of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act; and the Company will file with the Commission all Issuer Free Writing Prospectuses (provided that such filing is authorized in accordance with Section 6(a) hereof), if any, in the time and manner required under Rule 433(d) of the Act;

               (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder. Each Preliminary Prospectus, at the time of filing thereof, conformed to the requirements of the Act and the rules and regulations of the Commission thereunder. Each Issuer Free Writing Prospectus conformed or will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder on the date of the first use and the Company has complied and will comply with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus. As of the time any part of the Registration Statement (or any amendment or supplement thereto) became effective and at each Time of Delivery (as defined in Section 4 below), the Registration Statement, together with any such amendment or supplement thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriters’ Information (as defined in Section 9(e) hereof). The Prospectus (and any amendment or supplement thereto) will not, as of its date and at each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty shall not apply to any statements or omission made in reliance upon and in conformity with the Underwriters’ Information. The Shareholder Circular, as of its date, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect;
               (iii) All reasonable enquiries have been made to ascertain and verify the accuracy of all statements of fact and the reasonableness of all other statements contained in the Shareholder Circular and any announcement made by or on behalf of the Company in connection with the issue and sale of the Shares;
                (iv) For the purposes of this Agreement, the “Applicable Time” is [___:___ __]m (Eastern time) on the date of this Agreement. The Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading[; and each Issuer Free Writing Prospectus listed on Schedule II hereto, when considered together with the Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading]; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriters’ Information;
               (v) The Company meets the general eligibility requirements for use of Form F-1 under the Act. The Company is a “foreign private issuer” as defined in Rule 405 of the

Act as of the date of any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any Registration Statement and as of the date hereof;
               (vi) A registration statement on Form F-6 (File No. 333-[•]) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
               (vii) Neither the Company nor any of the Relevant Subsidiaries (as defined below) has sustained since the date of the latest audited consolidated financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus which would constitute a Material Adverse Effect (as defined below), there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Relevant Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus; for purposes of this Agreement, “Relevant Subsidiaries” shall mean Osmetech, Inc., Osmetech Technologies, Inc. and Clinical Micro Systems, Inc.
               (viii) The Company and the Relevant Subsidiaries have good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Relevant Subsidiaries; and any real property and buildings held under lease by the Company and the Relevant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Relevant Subsidiaries;
               (ix) The Company has been duly incorporated and is validly existing as a public limited company under the laws of England and Wales, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation, where such concept is applicable, for the transaction of business and is in good standing under the laws of each other jurisdiction, where such concept is applicable, in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Relevant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, where such concept is applicable, with all corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation, where such concept is applicable, for the transaction of business and is in good standing under the laws of each other jurisdiction, where such concept is applicable, in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;
               (x) The Company has an authorized and issued capitalization as set forth in the Pricing Prospectus and the Prospectus, and all of the issued Ordinary Shares of the Company have been duly and validly authorized and issued and are fully paid up and not subject to any calls for funds and conform to the description of such share capital contained in the Pricing Prospectus and Prospectus under the caption “Description of Share Capital”; all of the Ordinary Shares in issue on the date of this Agreement have been admitted to trading on AIM; and all of the issued shares of capital stock or other ownership interests, if any, of each Relevant Subsidiary of the Company (i) have been duly and validly authorized and issued, (ii) were issued in compliance with all applicable state, Federal and foreign securities laws or an exemption therefrom, and (iii) except as otherwise set forth in the Pricing Prospectus, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and the Company does not own, and at each Time of Delivery (as defined in Section 4 below), will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity, other than as described in the Pricing Prospectus.
               (xi) The Shares to be issued and sold by the Company hereunder have been (or will be prior to such issue and sale) duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and not subject to any calls for funds and will conform to the description of the Ordinary Shares contained in the Pricing Prospectus and the Prospectus and will rank pari passu in all respects with the existing issued Ordinary Shares. The Shares, when issued and delivered against payment therefor, may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; except as described in the Pricing Prospectus and the Prospectus under “Description of Share Capital” and “Description of American Depositary Shares” and “Shares Eligible for Future Sale”, the Shares and the ADSs are freely transferable by the Company to or for the account of the several Underwriters and (to the extent described in the Pricing Prospectus and the Prospectus) the initial purchasers thereof; and, except as described in the Pricing Prospectus and the Prospectus under “Description of Share Capital” and “Description of American Depositary Shares” and “Shares Eligible for Future Sale”, there are no restrictions on subsequent transfers of the Shares under the laws of the United Kingdom or of the United States. Upon issuance by the Depositary of ADRs evidencing ADSs upon the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs conform in all material respects to the summaries thereof contained in the Pricing Prospectus and the Prospectus. No preemptive or similar rights with respect to, or any restrictions (other than under any applicable English, other foreign, Federal and state securities laws) upon the voting or transfer of the Shares or the issue and sale thereof exist, other than any that have been properly waived or validly disapplied pursuant to the Articles of Association of the Company (the “Articles”);
               (xii) The Company has the full right, power and authority to enter into this Agreement and the Deposit Agreement and to perform and discharge its obligations hereunder and thereunder; and each of this Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its respective terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles;
               (xiii) The issue and sale of the Shares to be sold by the Company and the deposit of the Ordinary Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the execution, delivery and performance by the Company with this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a Repayment Event (as defined below), breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under, or result in the acceleration of any obligation under any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party which would reasonably be expected to have a Material Adverse Effect on the Company or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of the Company or the articles of association, certificate of incorporation, by-laws, or any other organizational documents, as the case may be, of the Company or any of its subsidiaries or reasonably be expected to result in the violation of any statute, judgment, writ, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or AIM or any other stock exchange authority having jurisdiction over the Company or any of its subsidiaries or any of their properties which would reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with AIM or any such court or governmental agency or body is required for the issue and sale of the Shares or the ADSs or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and the ADSs; and, as used herein, “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary;

               (xiv) Neither the Company nor any of the Relevant Subsidiaries is (i) in violation of its articles of association, certificate of incorporation or by-laws, as the case may be, or any other organizational documents of the Company or any of the Relevant Subsidiaries; (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or to which any of its property or assets is subject; (iii) in violation of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject; or (iv) in violation or default of the AIM Rules or any contractual obligation imposed upon it by its AIM nominated advisor or designated broker in the case of (ii)-(iv) hereof, which would reasonably be expected to have a Material Adverse Effect. The Company is in compliance in all material respects with the reporting and public disclosure obligations applicable to it and, in particular, the Company has duly made all appropriate notifications in compliance with Rule 11 of the AIM Rules. The Company has not received a notice from the London Stock Exchange plc suspending the trading of its Ordinary Shares on AIM; and the Company has received no notice from the United Kingdom Financial Services Authority or the London Stock Exchange of any deficiency in its compliance with its ongoing obligations as a company admitted to trading on AIM;
               (xv) The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Company’s share capital and ADSs, respectively and under the caption “Taxation,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;
               (xvi) All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the United Kingdom be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the United Kingdom and are otherwise free and clear of any other tax, withholding or deduction in the United Kingdom and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties (hereinafter referred to as “Governmental Authorizations”) in the United Kingdom;
               (xvii) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a material adverse effect on the current or future condition (financial or otherwise), shareholders’ equity, results of operations, assets, properties, business or prospects of the Company and the Relevant Subsidiaries, taken as a whole (“Material Adverse Effect”); and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xviii) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
               (xix) At the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;
               (xx) Deloitte & Touche LLP, who have audited certain financial statements of the Company and its subsidiaries included or incorporated by reference in the Prospectus, are independent registered public accountants as required by the Act and the rules and regulations of the Commission thereunder and are independent with respect to the Company within the meaning of the rules and regulations promulgated by the Commission and International Accounting Standards Board; and the Company is in compliance with all material applicable corporate governance requirements of AIM and Nasdaq as applicable to Foreign Private Issuers and to the Company on the date hereof;
               (xxi) The Company maintains a system of internal controls in accordance with applicable requirements under English law that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with International Financial Reporting Standards issued by the IASB (“IFRS”). The Company’s internal controls are effective and as of December 31, 2007, March 31, 2008 and the date hereof: (i) there have been no significant deficiencies in the design of internal controls that could adversely affect the ability of the Company and its subsidiaries to record, process, summarize and report financial data; and (ii) there have been no material weaknesses in the Company’s internal controls (whether or not remediated). The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) books, records and accounts are made and kept in reasonable detail and, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, (b) transactions are executed in accordance with management’s general or specific authorization, (c) transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with IFRS or any other criteria applicable to such statements, and (2) to maintain accountability for assets, (d) access to assets is permitted only in accordance with management’s general or specific authorization and (e) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company’s principal executive officer and principal financial officer have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with the Company’s independent registered public accounting firm with regard to such disclosure;
               (xxii) There are no contracts, agreements or understandings between the Company or any of the Relevant Subsidiaries and any person granting such person the right to require the Company or any of the Relevant Subsidiaries to file a registration statement under the Act with respect to any securities of the Company or any subsidiaries owned or to be owned by such person or to require the Company or any of the Relevant Subsidiaries to include such securities in the securities registered pursuant to the Registration Statement or to have such securities otherwise registered by the Company or any of the Relevant Subsidiaries under the Act, except for rights that have been waived in writing, and except as described in the Pricing Prospectus and the Prospectus;
               (xxiii) Other than as set forth in the Pricing Prospectus and the Prospectus, the Company and the Relevant Subsidiaries have good title to all patents, trademarks, service marks, patent applications, trade names, copyrights, trade secrets, domain names, information, proprietary rights and processes (“Intellectual Property”) owned by them (collectively, “Company Intellectual Property”), free and clear of all liens, encumbrances and defects; have taken all reasonable steps necessary to secure assignment of such Company Intellectual Property from its employees and contractors; except as set forth in the Pricing Prospectus and the Prospectus, the Company has no knowledge that the business as described in the Pricing Prospectus and the Prospectus infringes, misappropriates or breaches any Intellectual Property owned by any other person or entity; except as set forth in the Pricing Prospectus and the Prospectus, the Company has no knowledge of any infringement, misappropriation, or breach by any third party of the Company Intellectual Property which would reasonably be expected to have a Material Adverse Effect on the Company; except as set forth in the Pricing Prospectus and the Prospectus, the Company is not aware of outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property which are required to be set forth in the Pricing Prospectus and the Prospectus, and, except as set forth in the Pricing Prospectus and the Prospectus, neither the Company nor any of its subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity which are required to be set forth in the Pricing Prospectus and the Prospectus; except as disclosed in the Pricing Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has received any written communications alleging that the Company or any of its subsidiaries has violated, infringed or conflicted with, or, by conducting its business as set forth in the Pricing Prospectus and the Prospectus, would violate, infringe or conflict with any of the Intellectual Property of any other person or entity; and the Company and the Relevant Subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of their confidential information and, to the extent contractually required to do so, the confidential information of third parties in their possession;
               (xxiv) The consolidated financial statements of the Company, and the related notes thereto, included in the Pricing Prospectus and the Prospectus have been derived from the Company’s audited financial statements as of the respective dates of such financial statements and schedules, and the shareholders’ equity, results of operations and cash flows of the Company for the respective periods covered thereby; such statements, schedules and related notes have been prepared in accordance with IFRS applied on a consistent basis as certified by the independent public accountants named in paragraph (xvi) above; no other financial statements or schedules are required to be included in the Registration Statement; and the selected financial data set forth in the Pricing Prospectus and the Prospectus under the captions “Summary Consolidated Financial Data”, “Capitalization” and “Selected Consolidated Financial Data” fairly present in all material respects the information set forth therein on the basis stated in the Registration Statement; and there are no off-balance sheet arrangements, outstanding guarantees or other contingent obligations of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect;

               (xxv) There is no document, contract, permit or instrument of a character required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement, which is not described or filed as required. All such contracts described in the Registration Statement, the Pricing Prospectus or the Prospectus or filed as an exhibit to the Registration Statement to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against and by the Company or such subsidiary in accordance with the terms thereof, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors generally and by equitable principles;
               (xxvi) Other than Osmetech Technology Inc., a Delaware corporation, Osmetech Inc., a Delaware corporation, and Clinical Micro Systems Inc., a Delaware corporation, which, on a combined basis, would constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X, there are no subsidiaries of the Company that constitute “significant subsidiaries” as defined in Rule 1-02 of Regulation S-X;
               (xxvii) The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, the Company will be in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are then in effect and which the Company is required to comply with as of the effectiveness of the Registration Statement;
               (xxviii) Any statistical, industry-related and market-related data included in the Registration Statement, the Prospectus or the Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the consent to the use of such data from such sources, to the extent any such consent is required, and the Company has filed such written consent as an exhibit to the Registration Statement to the extent any such consent is required to be so filed;
               (xxix) Neither the Company nor any of the Relevant Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of the Relevant Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in material compliance with the FCPA;
               (xxx) The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency in the jurisdictions in which the Company or any of the Relevant Subsidiaries conduct their respective operations or activities, if any (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;
               (xxxi) Neither the Company nor, to the actual knowledge of the Company without independent inquiry, any director, officer, agent, employee, affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;
               (xxxii) The Company, together with its subsidiaries, assuming completion of the sale of Shares hereunder and the receipt of the proceeds thereof, has and will have sufficient working capital for at least 12 months following admission of the Shares to AIM;
               (xxxiii) Except as set forth in the Pricing Prospectus and the Prospectus, the Company and the Relevant Subsidiaries have complied with, are not in material violation of, and have not received any notices of violation or pending or threatened investigation, claim, litigation, action, suit, proceeding, hearing, enforcement, arbitration or similar action alleging any material violation or noncompliance with respect to, any U.S., U.K., foreign, state or local laws, rules or regulations, including without limitation the AIM Rules or any statutes, rules or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by them (“Applicable Laws”), or any license, certificate, approval, clearance, authorization, permit, supplement or amendment required by any Applicable Laws (“Authorizations”). Except as set forth in the Pricing Prospectus and the Prospectus, the Company and each subsidiary is, and its products are, in material compliance with all Authorizations and Applicable Laws, including, but not limited to, all laws, statutes, rules, regulations or orders administered, issued or enforced by the United States Food and Drug Administration (the “FDA”), the European Medicines Agency (“EMEA”), or any other U.S. Federal, state or foreign governmental authority having authority over the Company, the Relevant Subsidiaries or any of their products (“Governmental Authority”). Neither the Company nor any subsidiary has, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal, safety alert, “dear doctor” letter, or other similar notice or action relating to the alleged lack of safety or efficacy of any of the Company’s or any subsidiary’s products or any alleged product defect or violation, and neither the Company nor any Relevant Subsidiary has any knowledge that the FDA or any other Governmental Authority has initiated, conducted or intends to initiate any such notice or action. Except as set forth in the Pricing Prospectus and the Prospectus, each regulatory submission of the Company’s or any subsidiary’s products has been submitted, filed, cleared and maintained in material compliance with all Applicable Laws and Authorizations, including, without limitation, applicable Federal statutes, rules, regulations or orders administered or promulgated by the FDA or other Governmental Authority, and there are no unresolved deficiencies with respect to any such submission; all laboratory and clinical studies and tests conducted or currently being conducted by or on behalf of the Company or any subsidiary that are intended to support clearance or approval of their products are or have been conducted in compliance with all Applicable Laws and Authorizations, and the protocols submitted to the FDA or any other Governmental Authority; the descriptions of the studies, tests and preclinical and clinical trials, and the status and results thereof, conducted by or on behalf of the Company or any subsidiary contained in the Pricing Prospectus and the Prospectus are accurate and complete in all material respects; and neither the Company nor any subsidiary is aware of any other studies, tests or trials, the results of which reasonably call into question the study, test or trial results described or referred to in the Pricing Prospectus and the Prospectus. Except as set forth in the Pricing Prospectus and the Prospectus, no filing or submission to the FDA or any other Governmental Authority by or on behalf of the Company or any subsidiary contains any material omission or false information; neither the Company nor any subsidiary has failed to submit to the FDA or any other Governmental Authority any required submissions for any study, test or preclinical or clinical trial. Neither the Company nor any subsidiary has received any notices or correspondence from the FDA or any other Governmental Authority, Institutional Review Board or comparable foreign authority requiring termination, suspension, material modification or clinical hold of any studies, tests, or clinical trials conducted or currently being conducted by or on behalf of the Company or any subsidiary, which termination, suspension, modification or clinical hold would reasonably be expected to have a Material Adverse Effect.
               (xxxiv) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate U.S. Federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them as described in the Pricing Prospectus and the Prospectus, including, without limitation, all such registrations, approvals, clearances, certificates, authorizations and permits required by the FDA or any other Governmental Authority; the Company and its subsidiaries are in compliance with the requirements of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation, suspension, modification, withdrawal or termination of, or non-compliance with, any such Governmental Licenses; and, to the Company’s knowledge, no such proceedings have been threatened and there are no facts or circumstances known to the Company that would reasonably be expected to lead to the revocation, suspension, modification, withdrawal or termination of, or non-compliance with, any such Governmental Licenses.
               (xxxv) To the Company’s knowledge, the patents and patent applications within Company Intellectual Property (collectively, “Company Patents”) disclose patentable subject matter; to the Company’s knowledge, none of the issued patents within the Company Intellectual Property is unenforceable or invalid and to the Company’s knowledge, none of the patent applications within Company Intellectual Property if issued would be unenforceable or invalid; the Company has complied with the required duty of candor and good faith in dealing with the United States Patent and Trademark Office (the “PTO”) with respect to Company Patents; to the Company’s knowledge, all individuals to whom the duty of candor and good faith applies with respect to Company Patents have complied with such duty, including the duty to disclose to the PTO all information believed to be material to the patentability of such Company Patents; the Company has not been notified of any inventorship challenges nor has any interference been declared or provoked with respect to any Company Patent; and except as disclosed in the Pricing Prospectus and the Prospectus, all assignments from each named inventor for all Company Patents have been properly executed and recorded in the PTO and in those patent offices outside the United States that allow for such recordal;
               (xxxvi) Neither the Company nor, to the Company’s knowledge, any of the Company’s officers, directors, shareholders or any of its affiliates (within the meaning of Conduct Rule 2720(b)(1)(a)) of the Financial Industry Regulatory Authority, Inc. (the “FINRA”) (formerly, the National Association of Securities Dealers, Inc.), directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(dd) of the By-laws of the FINRA) of, any member firm of the FINRA;
               (xxxvii) The Company is a “foreign issuer” within the meaning of Rule 902(e) under the Act and there is no “substantial U.S. market interest” in its Ordinary Shares within the meaning of Rule 902(j) under the Act;
               (xxxviii) Except as disclosed in the Pricing Prospectus and the Prospectus, the Company and the Relevant Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are determined by the board of directors of the Company to be prudent in the businesses in which they engage; the Company has no reason to believe that it and the Relevant Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain comparable coverage from other insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect;
               (xxxix) All of the information relating to the Company provided by or on behalf of the Company or its directors or officers in writing to the Underwriters or to the Underwriters’ counsel specifically for use by the Underwriters’ counsel in connection with its COBRADesk filings (and related disclosure) with the FINRA is true, complete and correct in all material respects;
               (xl) The Company has validly appointed James N. White, Chief Executive Officer, Osmetech, Inc. 757 S. Raymond Avenue, Pasadena, CA 91105, as its authorized agent for service of process;
               (xli) No strike, organized stoppage or similar event by the employees of the Company or any of the Relevant Subsidiaries exists or, to the best of the Company’s knowledge, is imminent. The Company is not aware that any key employee or significant group of employees of the Company or any Relevant Subsidiary plans to terminate employment with the Company or any such subsidiary;
               (xlii) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) for which an exemption is not available, in each case, or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan subject to ERISA of the Company or any of its subsidiaries which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any of its subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and the Relevant Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA) which could, individually or in the aggregate, have a Material Adverse Effect. Each pension plan for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification;
               (xliii) The Company and the Relevant Subsidiaries are in compliance with all foreign, Federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, reasonably be expected to give rise to any liability of the Company or any of the Relevant Subsidiaries, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect;
               (xliv) Except as disclosed in the Pricing Prospectus or the Prospectus, the Company and each of the Relevant Subsidiaries, (i) has timely filed all necessary Federal, state, local and foreign tax returns which have been required to be filed as of the date hereof, and all such returns were true, complete and correct in all material respects, (ii) has paid all Federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties in each case, which are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with IFRS, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (xliv), that would not, singularly or in the aggregate, have a Material Adverse Effect. The accruals and reserves on the books and records of the Company and the Relevant Subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since

January 1, 2003 neither the Company nor any of its subsidiaries has incurred any liability for taxes other than in the ordinary course;
               (xlv) The minute books of the Company and each of its subsidiaries have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary, in all material respects, of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of the Relevant Subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes;
               (xlvi) No relationship, direct or indirect, exists between or among the Company and any of the Relevant Subsidiaries on the one hand, and the directors, officers, shareholders (or analogous interest holders), customers or suppliers of the Company or any of the Relevant Subsidiaries or any of their affiliates on the other hand, which is required to be described in the Pricing Prospectus and the Prospectus or a document incorporated by reference therein and which is not so described;
               (xlvii) No person or entity has the right to require registration of Ordinary Shares or other securities of the Company or any of the Relevant Subsidiaries because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, if any;
               (xlviii) Neither the Company nor any of the Relevant Subsidiaries owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board;
               (xlix) Except as contemplated by this Agreement and as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of the Relevant Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares or any transaction contemplated by this Agreement;
               (l) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity, that could reasonably be expected to materially affect the Company’s or any of the Relevant Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described in the Pricing Prospectus and the Prospectus or a document incorporated by reference therein which have not been described as required;
               (li) Except for Share issuances disclosed in the Registration Statement, the Company has not issued any Shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A, or Regulations D or S under the Act, other than any Shares issued upon exercise of warrants and share options granted pursuant to the Company’s equity incentive plans which warrants and equity incentive plans are described in each of the Pricing Prospectus and the Prospectus;
               (lii) Neither the Company nor, to the knowledge of the Company, any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which would reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation in violation of any applicable law or regulation of the price of any security of the Company;
     2.
          (a) Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[•] per ADS and £[•] per Ordinary Share (together, the “Purchase Price”), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto, in the form of Ordinary Shares of ADSs, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth above, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
          (b) The Company hereby grants to the Underwriters the right to purchase at their election up to [•] Optional Shares, at the purchase price per share set forth in paragraph (a) above for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by the Company with respect to the Optional Shares to be sold by the Company. Any such election to purchase Optional Shares may be exercised only by written notice from the Representative on behalf of the Underwriters to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representative but in no event earlier than the First Time of Delivery (as defined in Section 4 below) or, unless the Representative and the

Company otherwise agree in writing, earlier than two or later than ten Business Days (as defined below) after the date of such notice.
          (c) The Company is advised by the Representative that the Underwriters propose to make a public offering of their respective portions of the Shares, as soon after the Registration Statement and this Agreement have become effective as advisable in the Representative’s judgment. The Company is further advised by you that the Shares are to be offered to the public initially at a price of $[•] per ADS and £[•] per Ordinary Share (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a selling concession of not more than $[•] per ADS or £[•] per Ordinary Share below the Public Offering Price, and that any Underwriter may allow, and such dealers may re-allow, a selling concession, not in excess of $[•] per ADS or £[•] per Ordinary Share, to any Underwriter or to certain other dealers.
          (d) Notwithstanding the foregoing provisions of this Section 2 or anything else to the contrary set forth in this Agreement, an Underwriter may elect to instruct the Company to sell directly to a person or persons identified by the Underwriters some or all of the Firm Shares or Option Shares (in each case in the form of Ordinary Shares) that such Underwriter has agreed to purchase from the Company. No such election shall affect in any way such Underwriter’s obligation to purchase such Firm Shares or Option Shares to the extent the same are not purchased by any such person or persons identified by such Underwriter. In the event an Underwriter elects to instruct the Company as set forth in this paragraph (d), such Underwriter shall hold the Public Offering Price per Share paid in respect of the Shares so placed as sales proceeds, and shall remit to the Company, promptly following receipt by such Underwriter in cleared funds of the aggregate Public Offering Price per Share in respect of such Shares, an amount equal to the aggregate Public Offering Price in respect of such Shares less the aggregate Purchase Price in respect of such Shares.
     3. Upon the authorization by the Representative of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.
     4.
          (a) With respect to all or a portion of the Shares to be purchased and sold hereunder at each Time of Delivery (as defined below), the Representative, on behalf of the several Underwriters, may elect to have ADSs delivered and paid for hereunder in lieu of, and in satisfaction of the Company’s obligation to deliver, Shares. Notice of such election shall be given by the Representative to the Company at least forty-eight hours prior to such Time of Delivery (the “Notification Time”). The number of ADSs to be purchased as a result of the making of such election shall be adjusted by the Representative so as to eliminate any fractional ADSs and the purchase price for any ADSs so delivered as a result of making such election shall be the purchase price which would have been applicable hereunder to a Share adjusted to reflect the ratio of Shares to ADSs (whether greater or lesser than one to one).
          (b) If the election has been made in accordance with subsection (a) above, the ADSs to be purchased hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon notice to the Company prior to the Notification Time, shall be delivered by or on behalf of the Company to the Representative through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representative at least forty-eight hours in advance. The Company will cause the form of ADR evidencing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (“DTC Office”).
          (c) The Shares to be purchased by each Underwriter hereunder in the form of Ordinary Shares (or to be purchased directly by persons identified by an Underwriter pursuant to Section 2(d) above), in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon notice to the Company prior to the Notification Time, shall be delivered by or on behalf of the Company to the Representative or such other person as such Underwriter shall direct, for the account of such Underwriter or such person (as the case may be), against payment by or on behalf of such Underwriter or such person of the purchase price therefor by wire transfer of (same-day) funds in pounds sterling to the account specified by the Company to the Representative at least forty-eight hours in advance. The Company shall issue the Shares to be purchased by each Underwriter or any such person hereunder in either certificated or, subject to the rules of CREST (as defined below), in uncertificated form at the election of the Representative on behalf of the Underwriters as follows:
               (i) If the Representative on behalf of the Underwriters notifies the Company that all or part of such Ordinary Shares are to be delivered in certificated form, the Company will cause the certificates representing such Ordinary Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of the Representative (for purposes hereof, the “Designated Office”).
               (ii) If the Representative, on behalf of the Underwriters, notifies the Company that all or a part of such Ordinary Shares are to be delivered in uncertificated form, the Company will, in accordance with and subject to the rules of CREST (as defined below), cause CRESTCo (as defined below) to credit such Ordinary Shares at the relevant Time of Delivery to the CREST account(s) specified by the Representative (details of which the Representative will give to the Company prior to the Notification Time).
          (d) The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., [New York City] time, on [•], 2008 or such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., [New York City] time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
          (e) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the ADSs and/or Ordinary Shares and any additional documents reasonably requested by the Underwriters pursuant to Section 8(u) hereof, will be delivered at the offices of WilmerHale, 399 Park Avenue, New York, NY 10022 (the “Closing Location”), and the ADSs and/or Ordinary Shares will be delivered at the DTC Office or the Designated Office, as the case may be, all at such Time of Delivery. A meeting will be held at the Closing Location at [•]:00 p.m., New York City time, on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City or London are generally authorized or obligated by law or executive order to close.
          (f) The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Ordinary Shares and the ADSs by the Company to the respective Underwriters shall be borne by the Company.
     5. The Company agrees with each of the Underwriters:
          (a) To prepare the Prospectus in a form approved by you in your reasonable discretion and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second Business Day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall not have been approved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the happening of any event during the Prospectus Delivery Period (as defined in Section 5(d)) that in the judgment of the Company makes any statement made in the Registration Statement, the Preliminary Prospectus or the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Preliminary Prospectus or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares or the initiation or threatening in writing to the Company of any proceeding for that purpose; of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening that purpose; of the receipt of any notification with respect to the suspension of any of the Company’s securities, the Shares or ADSs for listing on AIM or Nasdaq or the initiation or threatening in writing to the Company of any proceeding for that purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information or any other purpose; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its commercially reasonable best efforts to obtain the withdrawal of such order. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and notify the Representatives promptly of all such filings;
          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be reasonably necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
          (c) Prior to each Time of Delivery, to deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;
           (d) Prior to [_:___ _.]M., New York City time, on the Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine (9) months after the time of issue of the Prospectus (the “Prospectus Delivery Period”) in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine (9) months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
          (e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and the Relevant Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (f) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, or warrants or other rights to purchase Ordinary Shares or ADSs or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, or warrants or other rights to purchase Ordinary Shares or ADSs or any such securities, whether any such transaction is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii), without the prior written consent of the Representative; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) Business Days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(e) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) Business Days after the date on which the issuance of the earnings release or the material news or material event occurs, unless the Representative waives, in writing, such extension; provided, however, that the Company may issue, or grant options to purchase, Ordinary Shares or ADSs, or securities convertible into, or exercisable or exchangeable for, Ordinary Shares or ADSs, or warrants or rights to purchase Ordinary Shares, ADSs or any such securities, for cash or otherwise, pursuant to (a) any compensatory or benefit plan, including an option plan, existing on the date hereof or (b) any contract, agreement, instrument, guarantee, obligation or arrangement to which the Company is a party as of the date hereof, the Company will provide the Representative and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(k) with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;
          (g) To file by EDGAR (as defined below) within 90 days of the end of each fiscal year (or, during any period in which the Company is an “accelerated filer” within the meaning of the Exchange Act, such shorter period as would be applicable were the company a domestic issuer and an accelerated filer) an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries audited by independent public accountants) and, beginning with the fiscal quarter ending after the effective date of the Registration Statement, within 45 days of the end of each of the first three quarters of each fiscal year (or, during any period in which the Company is an “accelerated filer” within the meaning of the Exchange Act such shorter period as would be applicable were the company a domestic issuer and an accelerated filer), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (h) During a period of three (3) years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, however, the Company shall not be required to provide information filed publicly with the SEC through its Electronic Data Gathering Analysis and Retrieval System (“EDGAR”); and provided further, the Company shall not be required to provide material non-public information to you in the absence of a confidentiality and non-disclosure agreement;
          (i) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds”;
          (j) To file with the Commission and Nasdaq during the period when the Pricing Prospectus or Prospectus is required to be delivered under the Act or the Exchange Act, all documents required to be filed under the Exchange Act. Additionally, the Company shall file with the Commission such information on Form 20-F as may be required under Rule 463 of the Act within the time periods required by the Exchange Act and Nasdaq and the rules and regulations of the Commission thereunder;
          (k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission within the time required by, and otherwise in compliance with, Rule 462(b) and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;
          (l) To use its reasonable best efforts to list for quotation the ADSs on Nasdaq and to use its reasonable best efforts to comply with Nasdaq’s continued listing qualifications as applicable to the Company;
          (m) To use all reasonable efforts to obtain admission to trading of the Shares on AIM (“Admission”), including paying all fees and executing and delivering all such documents as shall be necessary in connection with the Admission Application and, insofar as is within its power, generally use all reasonable efforts to do or cause to be done all such things as may properly be required by the London Stock Exchange plc for the purposes of or in connection with Admission so as to enable Admission to take place by 8.00a.m on [•] 2008;
          (n) To apply to Euroclear UK & Ireland Limited (“CRESTCo”) for the admission of the Shares to CREST (the system of paperless settlement of trades and holdings of uncertificated securities administered by CRESTCo in the UK) as participating securities in CREST with effect from Admission. The Company shall supply or cause to be supplied all such information, give all such undertakings, execute all such documents and pay all such fees as may be reasonably required in connection therewith;
          (o) To refrain from taking any action which would or could cause any of the shares to be disabled in the CREST system;
          (p) To refrain from taking any action which would or could cause the London Stock Exchange plc to suspend trading on AIM of any of the Company’s securities;
          (q) Prior to the last Time of Delivery, to refrain from issuing any press release, directly or indirectly, or holding any press conference, in each case with respect to the Company’s financial condition, earnings, business, operations or prospects, or the offering of the Shares, without the prior written consent of the Representative, such consent not to be unreasonably withheld, unless in the judgment of the Company and its counsel, after notification of the Representative, such press release or conference is required by law;
          (r) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;
          (s) On at least an annual basis, to determine its status as a Passive Foreign Investment Company (PFIC), as defined under § 1297 of the Code; and, should the Company determine that it will continue to be or become a PFIC, absent any unforeseen restructuring of its operations or unanticipated material changes to facts and circumstances that would make such provision of information unduly burdensome, to timely provide such information as may be necessary for U.S. shareholders to make an effective “QEF election” as defined under § 1295 of the Code;
          (t) Until the Underwriters shall have notified the Company of the completion of the offering of the Shares, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act), not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Shares, or attempt to induce any person to purchase any Shares; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Shares; and to refrain from taking at any time, directly or indirectly, any action designed or that might reasonably be expected to cause or result in, or that will constitute, stabilization of the price of the shares of any security of the Company;
          (u) To at all times comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time and the corporate governance requirements applicable to it as a company admitted to AIM;

          (v) To use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Applicable Time and to satisfy all conditions precedent to the delivery of the Shares.
     6.
          (a) The Company represents and agrees that, without the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; and any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule II hereto.
          (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.
          (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with the Underwriters’ Information.
          (d) The Company has provided the Underwriters with director and officer questionnaires (each, a “D&O Questionnaire”) for each member of the Company’s Board of Directors and senior management listed in the Pricing Prospectus and the Prospectus. To the knowledge of the Company, each D&O Questionnaire is complete and accurate in all material respects and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the date hereof and as of each Time of Delivery.
     7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or copying any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey not to exceed $10,000; (iv) all fees and expenses in connection with listing the ADSs on Nasdaq, admitting the Shares to trading on AIM and admitting the Shares to CREST; (v) the filing fees incident to, and the fees and disbursements not to exceed $10,000 in the aggregate of counsel for the Underwriters in connection with, any required review by the FINRA of the terms of the sale of the Shares; (vi) the cost of preparing ADRs; (vii) the cost and charges of any transfer agent, registrar or depositary; (viii) the costs and expenses of the Company relating to investor presentations and other meetings on any “road show” (including, without limitation, any “electronic road show”) undertaken in connection with the marketing of the offering; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them.
     8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Company shall file a Rule 462(b) Registration Statement with the Commission within the time required by, and otherwise in compliance with, Rule 462(b) and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;
          (b) Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
          (c) Dechert LLP and/or Ashurst LLP, United States and English counsel for the Company, respectively, shall between them have furnished to you the written opinions set forth in Annex D hereto, dated such Time of Delivery, in form and substance satisfactory to you;
          (d) Edward O. Kreusser, Esq., intellectual property counsel for the Company, shall have furnished to you its written opinion in the form attached as Annex A hereto, dated such Time of Delivery, in form and substance satisfactory to you;
          (e) The FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements;
          (f) The CREST account of The Bank of New York Mellon, as custodian for the Depositary (details of such account having been given to the Company by the Representative prior to the Time of Delivery) shall have been credited with all of the Ordinary Shares underlying the ADSs to be sold by the Company hereunder;
          (g) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you or evidence of electronic delivery evidencing the deposit with it of the Ordinary Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;
          (h) On the date of this Agreement and at a time prior to the execution of this Agreement, at [_:___ _.]m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex B hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex [B-1] hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex [B-2] hereto);
          (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, prospects, shareholders’ equity or results of operations of the Company and the Relevant Subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus;
          (j) On or after the Applicable Time there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Nasdaq, the American Stock Exchange, London Stock Exchange plc or in the over-the-counter market, or trading in any securities of the Company on AIM, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by U.K. or U.S. Federal authorities or a material disruption shall have occurred in commercial banking or securities settlement, payment or clearance services in the United States or the United Kingdom, (iii) the United States or the United Kingdom shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States or the United Kingdom, or there shall have been a declaration of a national emergency or war by the United States or the United Kingdom, (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States or the United Kingdom shall be such) as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the Disclosure Package;
          (k) The ADSs to be sold at such Time of Delivery shall have been duly listed for quotation on Nasdaq;
          (l) The Shares shall have been admitted to trading on AIM;
          (m) The Company shall have obtained and delivered to the Underwriters executed copies of a Lock-Up Agreement from all of the directors and senior managers of the Company, substantially to the effect set forth in Annex C hereto;
          (n) The Company shall have complied with the provisions of Section 5(d) hereof with respect to the furnishing of prospectuses on the Business Day next succeeding the date of this Agreement;
          (o) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request;
          (p) The FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements;

          (q) The Depositary shall have furnished or caused to be furnished to you as at such Time of Delivery certificates reasonably satisfactory to you evidencing (i) the deposit with it of the Ordinary Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company at such Time of Delivery and (ii) the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;
          (r) A certificate signed by the Secretary of the Company dated each Time of Delivery certifying: (i) that the Memorandum of Association and Articles are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions relating to the offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) all correspondence between the Company or its counsel and the Commission (attached to the certificate), and (iv) as to the incumbency of the directors of the Company; and
          (s) At each Time of Delivery, the Underwriters and counsel for the Underwriters shall have received all such information, documents and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated herein or in order to evidence the accuracy of any of the representations and warranties or the satisfaction of any of the conditions or agreements herein contained.
     9.
          (a) The Company shall indemnify and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act of or Section 20 of the Exchange Act (collectively, the “Underwriter Indemnified Parties,” and each a “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Shareholder Circular, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any Registration Statement or the Prospectus, the ADS Registration Statement, or in any amendment or supplement thereto, (B) the omission or alleged omission to state in the Shareholder Circular, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any Registration Statement or the Prospectus, the ADS Registration Statement, or in any amendment or supplement thereto or document incorporated by reference therein, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any breach of the representations and warranties of the Company contained herein or failure of the Company to perform its obligations hereunder or pursuant to any law, and shall reimburse the Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Representatives by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined below). This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.
          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Company Indemnified Parties” and each, a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Representatives by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters’ Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. Notwithstanding the provisions of this Section 9(b), in no event shall any indemnity by an Underwriter under this Section 9(b) exceed the total compensation received by such Underwriter in connection with the offering pursuant to this Agreement.
          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 9(a) or the Underwriters in the case of a claim for indemnification under Section 9(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Representative if the indemnified parties under this Section 9 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 9 consist of any Company Indemnified Parties. Subject to this Section 9(c), the amount payable by an indemnifying party under Section 9 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
          (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or Section 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) of this Section 9(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 9(d) but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Underwriters in connection with the offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by the Underwriters for use in the Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the total compensation received by such Underwriter in connection with the offering pursuant to this Agreement less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective obligations and not joint.
          (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the ADSs and/or the Ordinary Shares by the Underwriters set forth in (i) the last paragraph of text on the outside front cover page of each prospectus contained in the Registration Statement, any Preliminary Prospectus, or the Pricing Prospectus concerning the timing and delivery of the shares, (ii) the first paragraph relating to the concession and re-allowance figures and the final paragraph under the sub-caption “Public Offering Price, Commissions and Discounts and Offering Expenses” under the caption “Underwriting” in each of the Registration Statement, any Preliminary Prospectus or the Pricing Prospectus, (iii) the third paragraph of text under the sub-caption “Price Stabilization, Short Positions and Penalty Bids” under the caption “Underwriting” in each of the Registration Statement, any Preliminary Prospectus or the Pricing Prospectus concerning stabilization by the Underwriters, (iv) the text under the captions “Notice to Residents of European Economic Area” and “Notice to Residents of the United Kingdom” under the caption “Underwriting” in each of the Registration Statement, any Preliminary Prospectus or the Pricing Prospectus, and (v) the last paragraph under the sub-caption “Expenses Related to the Offering” under the caption “Underwriting” in each of the Registration Statement, any Preliminary Prospectus or the Pricing Prospectus relating to contact information for the Underwriters (collectively referred to herein as “Underwriters’ Information”) are correct and constitute the only information furnished to the Company concerning such Underwriters in connection with the public offering of the Shares.
     10.
          (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms which period may be waived by the Company in its sole discretion. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.
     12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.
     13. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative.
All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representative at Lazard Capital Markets, 30 Rockefeller Plaza, New York, NY 10020, Attention: General Counsel; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request; provided, however, that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representative at Lazard Capital Markets, 30 Rockefeller Plaza, New York, NY 10020, Attention: General Counsel. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     15. Time shall be of the essence of this Agreement.
     16. The Company acknowledges and agrees that:
          (a) the Underwriters’ responsibility to the Company is solely contractual in nature, the Underwriters have been retained solely to act as Underwriters in connection with the offering and no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters or Lazard Frères & Co. LLC has advised or is advising the Company on other matters;
          (b) the price of the Shares set forth in this Agreement was established following arms-length negotiations and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

          (c) it has been advised that the Underwriters and Lazard Frères & Co. LLC and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and
          (d) it waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company.
     17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.
     18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.
     19. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior and all contemporaneous agreements (whether written or oral), understandings and negotiations with respect to the subject matter hereof. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.
     20. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or Federal court located in the Borough of Manhattan, The City of New York, New York (each, a New York Court), (ii) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding, (iii) waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in such proceeding, and (iv) submits to the exclusive jurisdiction of such courts in any such proceeding.
     21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
     22. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. Federal and state income tax treatment and tax structure of the potential transaction contemplated hereby and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to such tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with the applicable securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
*****

     If the foregoing is in accordance with your understanding, please sign and return to us four original copies, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, but without warranty on your part as to the authority of the signers thereof.

Very truly yours, OSMETECH PLC
By:
Name:
	Title:	Director

By:
Name:
	Title:	Director

Accepted as of the date hereof: LAZARD CAPITAL MARKETS LLC
By:
Name:
Title:
As Representative of the several Underwriters on Schedule I

SCHEDULE 1
UNDERWRITERS

Number of Optional
Shares to be
	Total Number	Purchased if
	of Firm Shares	Maximum Option
	to be Purchased*	Exercised*

Underwriter
Lazard Capital Markets
Canaccord Adams

Total

*	In the form of ADSs or Ordinary Shares

SCHEDULE II
Issuer Free Writing Prospectuses
[None.]

S-2

ANNEX A
FORM OF OPINION OF IP COUNSEL

ANNEX B
FORM OF COMFORT LETTERS

ANNEX C
FORM OF LOCK-UP AGREEMENT
LOCK-UP AGREEMENT
, 2008
LAZARD CAPITAL MARKETS LLC
c/o Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, NY 10020
Ladies and Gentlemen:
     This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by OSMETECH PLC., a public limited company organized under the laws of England and Wales (the “Company”), and Lazard Capital Markets LLC (“LCM”) and the other underwriters named in Schedule I to the Underwriting Agreement, with respect to the public offering (the “Offering”) of ordinary shares, nominal value 10p per share, (in the form of ordinary shares or American Depositary Shares), of the Company (the “Shares”).
     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, without the prior written consent of LCM (which consent may be withheld in LCM’s sole discretion), the undersigned will not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Shares or any securities convertible into or exercisable or exchangeable for Shares, or warrants or other rights to purchase Shares or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Shares or any securities convertible into or exercisable or exchangeable for Shares, or warrants or other rights to purchase Shares or any such securities, whether any such transaction is to be settled by delivery of Shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters (as defined in the Underwriting Agreement) of any Shares pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, (d) transfers occurring by bequest by will, operation of law, such as rules of descent and distribution, or statutes governing the effects of merger or qualified domestic order, (e) transfers by the undersigned between or among any of its affiliates, and, if a limited partnership, limited liability company or corporation, to any limited or general partner, member or corporate subsidiary, or (f) transactions relating to Shares or other securities acquired in open market transactions after the completion of the Offering; provided, that in the case of any transfer pursuant to clauses (b) through (f) above, each transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement and no filing by any party (transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made during the Lock-Up Period in connection with such transfer. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
     For the avoidance of doubt, nothing shall prevent the undersigned from, or restrict the ability of the undersigned to exercise any options or other convertible securities granted under any benefit plan of the Company.
     In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised. The undersigned also hereby waives any rights the undersigned may have to require registration of Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of LCM, make any demand for, or exercise any right with respect to, the registration of Shares or any securities convertible into or exercisable or exchangeable for Shares, or warrants or other rights to purchase Shares or any such securities.
     Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.
     The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by LCM to the Company (in accordance with the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

     The undersigned hereby agrees and consents to the entry of stop transfer instructions with each of the Company’s registrary and depositary against the transfer of securities of the Company held by the undersigned except in compliance with this Lock-Up Agreement.
     If (i) the Company notifies LCM in writing that it does not intend to proceed with the Offering or (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, this Lock-Up Agreement shall be terminated as of the date of such notice or withdrawal and the undersigned shall be released from his, her or its obligations hereunder.
     The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Shares.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of _______________, 2008

Very truly yours, If an individual:

Signature

Print exact name

If an entity:

Print exact name

By:

Print Name

Title

Address:
[Signature Page to Lock-Up Agreement]

ANNEX D
FORMS OF OPINIONS OF COUNSEL TO THE COMPANY
[TO BE PROVIDED]

A-7